                                                                    Exhibit 21.1

                              SunTrust Banks, Inc.
                               ORGANIZATION CHART
                                 January 2, 2000
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
SunTrust Banks, Inc.                                                                                                   Atlanta, GA
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Lower Tier Bank Holding Company
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Bank Holding Company                                                                           Orlando, FL
--------------
-------------- --------------------------------------------------------------------------------------------------------------------
               100%            (see pages 3 - 6 for subsidiaries)
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Direct Bank Subsidiaries
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust BankCard, National Association                                                                 Orlando, FL
-------------- --------------------------------------------------------------------------------------------------------------------
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Direct Non Bank Subsidiaries
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           STSC Leasing Corporation                                                                                Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           STI Trust & Investment Operations, Inc.                                                                 Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital I                                                                                      Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital II                                                                                     Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Capital III                                                                                    Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Community Development Corporation                                                              Atlanta, GA
               --------------------------------------------------------------------------------------------------------------------
               100%       Regency Development Associates, Inc.                                                         Raleigh, NC
               ---------- ---------------------------------------------------------------------------------------------------------
               ---------- ---------------------------------------------------------------------------------------------------------
               100%       Regency Constructors, Inc.                                                                   Raleigh, NC
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100%           SunTrust Equitable Securities Corporation                                                             Nashville, TN
               --------------------------------------------------------------------------------------------------------------------
               100%       Equitable Trust Company                                                                    Nashville, TN
                          ---------------------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Equitable Asset Management, Inc.                                                Nashville, TN
-------------- ---------- ---------- ----------------------------------------------------------------------------------------------

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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Insurance Company                                                                          Chattanooga, TN
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust International Services, Inc.                                                                   Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Online, Inc.                                                                                   Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Real Estate Corporation                                                                       Richmond, VA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Delaware Trust Company                                                                      Wilmington, DE
-------------- --------------------------------------------------------------------------------------------------------------------

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SunTrust Banks, Inc. (continued)
===================================================================================================================================

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Direct Non Bank Subsidiaries
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-------------- --------------------------------------------------------------------------------------------------------------------
99.99%         SunTrust Plaza Associates, L.L.C.                                                                       Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Properties, Inc.                                                                               Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           SunTrust Securities, Inc.                                                                               Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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-------------- --------------------------------------------------------------------------------------------------------------------
100%           Trusco Capital Management, Inc.                                                                         Atlanta, GA
-------------- --------------------------------------------------------------------------------------------------------------------
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===================================================================================================================================

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============== ====================================================================================================================
100%           SunTrust Bank Holding Company
============== ====================================================================================================================

               --------------------------------------------------------------------------------------------------------------------
               100%       SunTrust Bank (see pages 3 - 6 for subsidiaries)                                             Atlanta, GA
                          ---------------------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Acquisition and Equity Corporation                                              Knoxville, TN
                                     ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Atlanta Community Investment Corporation                                          Atlanta, GA
                                     ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Cherokee Insurance Company                                                     Burlington, VT
                                     ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Florida Aviation, Inc.                                                              Miami, FL
                                     ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Kasalta Miramar, Inc.                                                               Miami, FL
                                     ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Service of Volusia County, Inc.                                             Daytona Beach, FL
                                     ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Receivables (Central Florida), Inc.                                            Newark, DE
                                     ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Management (Atlanta), Inc.                                                     Newark, DE
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB FNC Corporation                                                      Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB STR                                                          Newark, DE
                                               ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Atlanta), Inc.                                                    Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Atlanta), Inc.                                   Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Atlanta), Inc.                         Newark, DE
                                               ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Augusta), Inc.                                                    Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Augusta), Inc.                                   Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Augusta), Inc.                         Newark, DE
                                               ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Middle Georgia), Inc.                                             Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Middle Georgia), Inc.                            Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Middle Georgia), Inc.                  Newark, DE
                                               ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Northeast Georgia), Inc.                                          Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Northeast Georgia), Inc.                         Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Northeast Georgia), Inc.               Newark, DE
                                     --------- ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Northwest Georgia), Inc.                                          Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Northwest Georgia), Inc.                         Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Northwest Georgia), Inc.               Newark, DE
                                     --------- ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Savannah), Inc.                                                   Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Savannah), Inc.                                  Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Savannah), Inc.                        Newark, DE
                                     --------- ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (South Georgia), Inc.                                              Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (South Georgia), Inc.                             Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (South Georgia), Inc.                   Newark, DE
                          ----------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Southeast Georgia), Inc.                                          Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Southeast Georgia), Inc.                         Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Southeast Georgia), Inc.               Newark, DE
               ---------- ---------- --------- ------- ----------------------------------------------------------------------------

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============== ====================================================================================================================
100%           SunTrust Bank Holding Company (continued)
============== ====================================================================================================================
               --------------------------------------------------------------------------------------------------------------------
               100%       SunTrust Bank (continued)
                          ---------------------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (West Georgia), Inc.                                               Newark, DE
                                      ----------------------------------------------------------------------------------------------
                                      --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (West Georgia), Inc.                              Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (West Georgia), Inc.                    Newark, DE
                          ----------           ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Central Florida), Inc.                                            Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Central Florida), Inc.                           Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Central Florida), Inc.                 Newark, DE
                          ----------           ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (East Central Florida), Inc.                                       Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (East Central Florida), Inc.                      Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (East Central Florida), Inc.            Newark, DE
                          ----------           ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Gulf Coast), Inc.                                                 Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Gulf Coast), Inc.                                Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Gulf Coast), Inc.                      Newark, DE
                          ----------           ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Miami), Inc.                                                      Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Miami), Inc.                                     Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Miami), Inc.                           Newark, DE
                          ---------- --------- ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Mid-Florida), Inc.                                                Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Mid-Florida), Inc.                               Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Mid-Florida), Inc.                     Newark, DE
                                               ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Nature Coast), Inc.                                               Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Nature Coast), Inc.                              Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Nature Coast), Inc.                    Newark, DE
                          ----------           ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (North Central Florida), Inc.                                      Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (North Central Florida), Inc.                     Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (North Central Florida), Inc.           Newark, DE
                          ---------- --------- ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (North Florida), Inc.                                              Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (North Florida), Inc.                             Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (North Florida), Inc.                   Newark, DE
                          ----------           ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (South Florida), Inc.                                              Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (South Florida), Inc.                             Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (South Florida), Inc.                   Newark, DE
                          ----------           ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Southwest Florida), Inc.                                          Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Southwest Florida), Inc.                         Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Southwest Florida), Inc.               Newark, DE
               ---------- ---------- --------- ------- ----------------------------------------------------------------------------

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============== ====================================================================================================================
100%           SunTrust Bank Holding Company (continued)
============== ====================================================================================================================
               --------------------------------------------------------------------------------------------------------------------
               100%       SunTrust Bank (continued)
                          ---------------------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STB Real Estate (Northwest Florida), Inc.                                          Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Northwest Florida), Inc.                         Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Northwest Florida), Inc.               Newark, DE
                                     --------- ------- ----------------------------------------------------------------------------
                          ----------
                          100%       STB Real Estate (Tampa Bay), Inc.                                                  Newark, DE
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      STB Real Estate Parent (Tampa Bay), Inc.                                 Newark, DE
                                               ------------------------------------------------------------------------------------
                                               ------- ----------------------------------------------------------------------------
                                               100%    STB Real Estate Holdings (Tampa Bay), Inc.                       Newark, DE
                          ---------- --------- ------- ----------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       STI Credit Corporation                                                         Little Rock AR
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust Annuities, Inc.                                                          Orlando, FL
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust Annuities (Alabama), Inc.                                               Florence, AL
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust of Chattanooga Mortgage Corporation                              Fort Oglethorpe, GA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust Insurance Services (Florida), Inc.                              Lake Buena Vista, FL
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust Insurance Services (Georgia), Inc.                                       Madison, GA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust Insurance Services (Tennessee), Inc.                            Lookout Mountain, TN
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust International Banking Company                                            Atlanta, GA
                                     ----------------------------------------------------------------------------------------------
                                     --------- ------------------------------------------------------------------------------------
                                     100%      SunTrust Asia, Limited                                                  Atlanta, GA
                          ----------           ------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
                          100%       SunTrust Leasing of Tennessee, Inc.                                             Nashville, TN
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust Service Corporation                                                      Atlanta, GA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       TCB Holdings, Inc.                                                                Atlanta, GA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       DC Properties, Inc.                                                            Washington, DC
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       MD Properties, Inc.                                                             Baltimore, MD
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       VA Properties, Inc.                                                              Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                           85%       SunTrust Benefits Management, Inc.                                              Baltimore, MD
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Citizens Community Development Company                                          Baltimore, MD
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Crestview, L.L.C.                                                                Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       CB Finance, Inc.                                                                 Richmond, VA
                                     ----------------------------------------------------------------------------------------------
                                     ---------- -----------------------------------------------------------------------------------
                                     100%       STB Real Estate Parent Mid-Atlantic                                     Newark, DE
                                                -----------------------------------------------------------------------------------
                                                ---------- ------------------------------------------------------------------------
                                                100%       CRL, Inc.                                                  Richmond, VA
                                     ---------- -----------------------------------------------------------------------------------
                                     99.99%     CM Finance, L.L.C.                                                  Schaumburg, IL
                                                -----------------------------------------------------------------------------------
                                                ---------- ------------------------------------------------------------------------
                                                99.99%     CBP Finance, L.L.C.                                      Schaumburg, IL
               ---------- ---------- ---------- ---------- ------------------------------------------------------------------------


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============== ====================================================================================================================
100%           SunTrust Bank Holding Company (continued)
============== ====================================================================================================================

               --------------------------------------------------------------------------------------------------------------------
               100%       SunTrust Bank (continued)
                          ---------------------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Jefferson Funding Corporation I                                                  Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust Leasing Corporation                                                     Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Southern Service Corporation                                                     Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       SunTrust Mortgage, Inc.                                                          Richmond, VA
                                     ----------------------------------------------------------------------------------------------
                                     ---------- -----------------------------------------------------------------------------------
                                     100%       Chesapeake Settlement and Escrow, L.L.C.                              Richmond, VA
                                                -----------------------------------------------------------------------------------
                                                --------- -------------------------------------------------------------------------
                                                100%      Chesapeake Settlement and Escrow of Maryland, L.L.C.        Richmond, VA
                                     ---------- --------- -------------------------------------------------------------------------
                                     ---------- -----------------------------------------------------------------------------------
                                     100%       CMC Oreo, Inc.                                                        Richmond, VA
                          ---------- ---------- -----------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Crestar Asset Management Company                                                 Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Crestar Procurement Services, L.L.C.                                            Baltimore, MD
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Executive Auto Leasing, Inc.                                                 Washington, DC
                          ---------- ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
                          100%       SunTrust Education Financial Services Corporation                                Richmond, VA
                                     ----------------------------------------------------------------------------------------------
                                     ---------- -----------------------------------------------------------------------------------
                                     51%        SunTrust Student Loan, L.L.C.                                         Richmond, VA
                                     ---------- -----------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Crestar Community Development Corporation                                        Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       CBRE II, Inc.                                                      St. Thomas, Virgin Islands
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                            99%      Crestar Securitization, L.L.C.                                                   Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------
                          ---------- ----------------------------------------------------------------------------------------------
                          100%       Crestar SP Corporation                                                           Richmond, VA
                          ---------- ----------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       CF Finance, L.L.C.                                                                        Schaumburg, IL
               ---------- ---------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       Crestar Capital Trust I                                                                     Richmond, VA
               ---------- ---------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       Crestar Securities Corporation                                                              Richmond, VA
               ---------- ---------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       Crestar Insurance Agency, Inc.                                                              Richmond, VA
               ---------- ---------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       SunTrust Banks Trust Company (Cayman) LTD                             Grand Cayman, Cayman Island, B.W.I.
               ---------- ---------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       SunTrust Personal Loans, Inc.                                                                Atlanta, GA
               ---------- ---------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       Premium Assignment Corporation                                                           Tallahassee, FL
               ---------- ---------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       Trust Company of Tennessee (inactive)                                                      Nashville, TN
               ---------- ---------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               100%       Preferred Surety Holdings, Inc.                                                              Atlanta, GA
                          ---------------------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
                          100%       Preferred Surety Corporation                                                      Madison, GA
                          ----------
                                     ---------- -----------------------------------------------------------------------------------
                                     100%       Madison Insurance Company                                              Madison, GA
                                     ---------- -----------------------------------------------------------------------------------

               ===================================================================================================================

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                                       6